Exhibit 99.1

Boundless Bio Reports Second Quarter 2025

Financial Results and Business Highlights

BBI-355 and BBI-825 combination arm of the POTENTIATE trial is now open for enrollment

BBI-940 is on track for submission of an investigational new drug application in the first half of 2026

$127 million in cash supports operations into the first half of 2028, through expected proof-of-concept clinical readouts for both programs

SAN DIEGO, August 5, 2025 – Boundless Bio (Nasdaq: BOLD), a clinical-stage oncology company interrogating extrachromosomal DNA (ecDNA) biology to deliver transformative therapies to patients with previously intractable oncogene amplified cancers, today announced financial results and business highlights for the fiscal quarter ended June 30, 2025.

“We are executing with sharpened focus on programs that we believe have the strongest scientific rationale and greatest potential to impact patients with oncogene-amplified cancers,” said Zachary Hornby, President and CEO of Boundless Bio. “We are excited to advance our BBI-355/BBI-825 combination in the clinic and to progress BBI-940, our development candidate in our novel kinesin program, toward IND submission, as we work to make a meaningful impact for both patients and shareholders.”

Research and Development Highlights and Upcoming Milestones

POTENTIATE clinical trial

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The Company believes recent preclinical data provide a strong mechanistic rationale to combine BBI-355, its novel, selective, oral CHK1 inhibitor, with BBI-825, its novel, selective, oral RNR inhibitor, for synergistic anti-tumor activity without overlapping toxicity, and with a dosing regimen that does not require continuous administration.
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The BBI-355/BBI-825 combination arm of the POTENTIATE trial is open for enrollment. The Company expects to deliver initial proof-of-concept clinical data within its existing cash runway timeline.

Novel Kinesin program targeting ecDNA segregation and inheritance

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Boundless selected BBI-940 as its development candidate for its novel program targeting a previously undrugged kinesin.
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Boundless expects to submit an investigational new drug (IND) application for BBI-940 in the first half of 2026 and to deliver initial proof-of-concept clinical data within its existing cash runway timeline.

Second Quarter 2025 Financial Results

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Cash Position: Cash, cash equivalents, and short-term investments totaled $127.1 million as of June 30, 2025.
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Research and Development (R&D) Expenses: R&D expenses were $12.2 million for the second quarter of 2025, compared to $14.7 million for the same period in 2024.
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General and Administrative (G&A) Expenses: G&A expenses were $4.8 million for the second quarter of 2025, compared to $4.7 million for the same period in 2024.
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Net Loss: Net loss totaled $15.7 million for the second quarter of 2025, compared to $17.0 for the same period in 2024.

About Boundless Bio

Boundless Bio is a clinical-stage oncology company dedicated to unlocking a new paradigm in cancer therapeutics that addresses the significant unmet need in patients with oncogene amplified tumors. Boundless Bio’s research focuses on extrachromosomal DNA (ecDNA), a root cause of oncogene amplification observed in 14% to 17% of cancer patients. Boundless Bio is developing the first ecDNA-directed therapeutic candidates (ecDTx), BBI-355, an oral, selective inhibitor of checkpoint kinase 1 (CHK1), and BBI-825, an oral, selective inhibitor of ribonucleotide reductase (RNR). These compounds are being evaluated in combination in patients with oncogene amplified cancers in the Company’s phase 1/2 POTENTIATE clinical trial. Boundless Bio is conducting IND-enabling studies of another ecDTx, BBI-940, a potentially first-in-class orally bioavailable, selective Kinesin degrader. Boundless Bio is headquartered in San Diego, CA.

For more information, visit www.boundlessbio.com and follow us on LinkedIn and X.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “would,” “target,” or “will” or the negative of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. Forward-looking statements include statements regarding: the Company’s expected cash runway and the sufficiency thereof to fund operations through anticipated proof-of-concept clinical data readouts for each of its therapeutic programs; the timing of expected data readouts; submission of an IND application for BBI-940 and the timing thereof; the potential safety and therapeutic benefits of its ecDNA directed therapeutic candidates (ecDTx) in treating patients with oncogene amplified cancers, including whether the combination of BBI-355 and BBI-825 will provide therapeutic benefit without overlapping toxicity, and the potential positive impact for shareholders. Forward-looking statements are subject to risks and uncertainties inherent in the Company’s business, including, without limitation: the Company is early in its development efforts and its approach to discover and develop ecDTx to treat oncogene amplified cancers is novel and unproven; results from preclinical studies or early clinical trials not necessarily being predictive of future results; potential delays in the commencement, enrollment, data readouts or completion of clinical trials or preclinical studies or submission of an IND; its dependence on third parties in connection with clinical trials, preclinical studies, and manufacturing; unfavorable results from clinical trials or preclinical studies; the Company may expend its limited resources to pursue a particular ecDTx or combination therapy and fail to capitalize on ecDTx with greater development or commercial potential; unexpected adverse side effects or inadequate efficacy of its ecDTx that may limit their development, regulatory approval, and/or commercialization; the potential for the Company’s programs and prospects to be negatively impacted by developments relating to its competitors, including the results of studies or regulatory determinations relating to its competitors; regulatory developments in the United States and foreign countries; the Company may use its capital resources sooner than it expects; and other risks described in the Company’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Investor Contacts:

James Lee, Boundless Bio, Inc.

jlee@boundlessbio.com

Renee Leck, THRUST Strategic Communications
renee@thrustsc.com

Media Contact:

Carly Scaduto

carly@carlyscadutoconsulting.com

BOUNDLESS BIO, INC.
Unaudited Financial Information

Condensed Statements of Operations Data:	Three months ended June 30,		Six months ended June 30,
(In thousands, except per share amounts)	2025	2024	2025	2024
Operating expenses:
Research and development	$12,218	$14,735	$24,355	$27,864
General and administrative	4,843	4,656	10,047	8,410
Total operating expenses	17,061	19,391	34,402	36,274
Loss from operations	(17,061)	(19,391)	(34,402)	(36,274)
Other income, net:
Interest income	1,386	2,382	2,971	3,803
Other income/ (expense), net	-	33	(2)	65
Total other income, net	1,386	2,415	2,969	3,868
Net loss	$(15,675)	$(16,976)	$(31,433)	$(32,406)
Net loss per share, basic and diluted	$(0.70)	$(0.77)	$(1.41)	$(2.78)
Weighted-average shares used in calculation	22,356	22,023	22,328	11,641

Condensed Balance Sheet Data:			June 30,	December 31,
(In thousands)			2025	2024
Cash, cash equivalents, and short-term investments			$127,148	$152,114
Total assets			$179,453	$206,409
Total liabilities			$56,762	$55,767
Accumulated deficit			$(232,905)	$(201,472)
Total stockholders' equity			$122,691	$150,642
Working capital (1)			$120,477	$146,255
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(1) We define working capital as current assets less current liabilities.